If you can read this Click on the icon to choose a picture or Reset the slide. To Reset: Right click on the slide thumbnail and select ‘reset slide’ or choose the ‘Reset’ button on the ‘Home’ ribbon (next to the font choice box) If you can read this Click on the icon to choose a picture or Reset the slide. To Reset: Right click on the slide thumbnail and select ‘reset slide’ or choose the ‘Reset’ button on the ‘Home’ ribbon (next to the font choice box) 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Johnson Controls, Inc. — Exhibit 99.2 April 23, 2015 Quarterly update FY 2015 second quarter

Johnson Controls, Inc. — 2 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Agenda Introduction  Glen Ponczak, Vice President, Global Investor Relations Overview  Alex Molinaroli, Chairman and Chief Executive Officer Business results  Bruce McDonald, Vice Chairman and Executive Vice President Financial review  Brian Stief, Executive Vice President and Chief Financial Officer Q&A FORWARD-LOOKING STATEMENTS Johnson Controls, Inc. has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Johnson Controls cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Johnson Controls’ control, that could cause Johnson Controls’ actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include required regulatory approvals that are material conditions for proposed transactions to close, currency exchange rates, strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, energy and commodity prices, availability of raw materials and component products, and cancellation of or changes to commercial contracts, as well as other factors discussed in Item 1A of Part I of Johnson Controls’ most recent Annual Report on Form 10-K for the year ended September 30, 2014. Shareholders, potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are only made as of the date of this document, and Johnson Controls assumes no obligation, and disclaims any obligation, to update forward-looking statements to reflect events or circumstances occurring after the date of this document.

Johnson Controls, Inc. — 3 1/6 2/6 4/6 5/6 1/4 3/4 1/2 2015 Second Quarter (continuing operations)*  Net revenues: $9.2 billion, down 3% vs. $9.5 billion in Q2 2014 - Excluding currency, up 4%  Segment income: $698 million, up 18% vs. $593 million in Q2 2014  Improved profitability : Segment income margin increase of 130 basis points  EPS: $0.73 per diluted share, up 20% vs. $0.61 in Q2 2014 Total** diluted earnings per share of $0.77 vs. $0.66 last year, up 17%* *Excluding transaction / integration costs and non-recurring items **Including discontinued operations

2015 second quarter
Improving Macroeconomic Environment

- Increased orders in U.S. and Asia commercial HVAC markets
  - Double digit improvements in North America government and education vertical markets
- Higher global automotive industry production
  - North America 2%
  - Europe level
  - China 6%
- Higher OE and aftermarket battery demand
  - Increased year-over-year shipments in all geographies versus strong North America comparables in 2014
- Increasing signs of recovery in Europe
  - New car registrations up 9% vs. last year;19 consecutive monthly increases
  - Aftermarket battery shipments up 30%







4 Johnson Controls, Inc. —

Johnson Controls

2015 Second Quarter Highlights

- Substantial progress on portfolio initiatives
  - Definitive agreement to sell GWS for $1.475 billion
  - Completed $200 million sale of JCI interest in two GWS joint ventures
  - Signed an agreement formally establishing the previously announced automotive interiors joint venture with SAIC HASCO - Yanfeng
- Announced plans to increase Chinese traditional and AGM lead acid battery manufacturing capacity
- Introduced new high efficiency York Quantech air-cooled chillers and LX Series packaged HVAC units
- Johnson Controls Operating System delivering bottom line benefits


Yanfeng
Johnson Controls
华域·延锋&江森自控全球内饰业务重组项目签约仪式
Signing Ceremony of the Global Interior Integration Project
between HASCO·Yanfeng and Johnson Controls
Shanghai China

April 10, 2015 signing: New $8.5 billion joint venture will be world's largest automotive interiors supplier

Market Leadership

- Named General Motors 2014 "Supplier of the Year"
- Awarded Toyota "Superior TNGA Promotion Award" for next-gen seat structure
- Named to 2015 "World's Most Ethical Company®" list by the Ethisphere Institute
- "Best Company in Corporate Social Responsibility" by China Charity Festival

5 Johnson Controls, Inc. —

Johnson Controls

Johnson Controls, Inc. — 6 1/6 2/6 4/6 5/6 1/4 3/4 1/2 2015 Second Quarter Building Efficiency* (GWS reported as a discontinued operation) Commercial backlog and orders (at March 31, 2015)  Backlog $4.6B – level, adjusted for FX  Orders up 8%, adjusted for FX and M&A - North American region +11% 2015 2014 Net sales $2.4B $2.3B +4% Segment income $173M $127M +36% Segment income margin 7.3% 5.6% +170 bps Revenue  North America systems / services level  Asia down 6% (level, excluding currency)  Latin America down double-digits  Incremental revenues from ADT Segment income  Margins 7.3%; up 170 bps  Improved margins in North America, Europe and the Middle East  ADT performance in-line with company expectations *Excluding transaction / integration costs

Johnson Controls, Inc. — 7 1/6 2/6 4/6 5/6 1/4 3/4 1/2 2015 2014 Net sales $1.6B $1.6B +2% Segment income $264M $234M +13% Segment income margin 16.6% 15.0% +160 bps  Excluding foreign exchange, sales up 8%  Improved aftermarket and OE volumes globally  Americas up 2%  Asia up 10%  Europe up 21%  AGM volumes up 34%  Segment income margins up 160 basis points  Higher volumes  Improved mix 2015 Second Quarter Power Solutions Micro Hybrid Electric Vehicle AGM

Johnson Controls, Inc. — 8 1/6 2/6 4/6 5/6 1/4 3/4 1/2 2015 Second Quarter Automotive Experience* Fiscal Q2 production  North America up 2%  Europe level  China up 6% 2015 2014 Net sales $5.2B $5.6B -7% Segment income $261M $232M +13% Segment income margin 5.0% 4.1% +90 bps  Revenue decline due to foreign exchange. Adjusted for currency, revenue increased 1%  China sales (mostly non-consolidated) up 17% to $1.9B  Continued profitability improvements attributable to operational benefits from the Johnson Controls Operating System, increased China joint venture income and benefits from earlier restructuring initiatives  Seating segment income margins 5.5% (+40 bps)  Interiors segment income margins 2.9% (+260 bps) *Excluding transaction / integration costs

Johnson Controls, Inc. — 9 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Second Quarter 2015 Financial Highlights (continuing operations) (in millions) 2015 1 2014 % Change 2015 (reported) 2014 (reported) Sales $9,198 $9,467 -3% $9,198 $9,467 Gross profit % of sales 1,573 17.1% 1,472 15.5% +7% 1,573 17.1% 1,472 15.5% SG&A expenses 957 952 +1% 975 952 Equity income 82 73 +12% 82 73 Operating income $698 $593 +18% $680 $593 7.6% 6.3%  Gross margin – Improvement of 160 bps reflects focus on operational execution  Equity income – Improved performance from Automotive JVs in China  Segment margin – Improvement of 130 bps reflects operational execution and cost management 1 Excluding Q2 2015 items: $18 million pre-tax transaction / integration-related costs ($16 million after tax)

Johnson Controls, Inc. — 10 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Second Quarter 2015 Financial Highlights (continuing operations) (in millions, except earnings per share) 2015 1 2014 2015 (reported) 2014 (reported) Operating income $698 $593 $680 $593 Financing charges - net 69 56 69 56 Income from continuing ops. before taxes 629 537 611 537 Income tax provision 117 101 132 101 Net income from continuing ops. 512 436 479 436 Income attributable to non-controlling interests 27 26 27 26 Net income from continuing operations attributable to JCI $485 $410 $452 $410 Diluted EPS from continuing operations $0.73 $0.61 $0.68 $0.61  Financing charges – Increased 2015 financing charges resulting from ADT acquisition and share repurchase program  Income tax provision – Underlying Q2 tax rates of approximately 19% 1 Excluding Q2 2015 items: $16 million after tax transaction / integration-related costs, $17 million non-cash tax charge in Japan

Johnson Controls, Inc. — 11 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Updating guidance to reflect GWS as a discontinued operation and Euro at $1.05 Financial Guidance  FY15 currency headwinds substantially offset by lower commodity prices and Johnson Controls Operating System benefits  Johnson Controls Operating System delivering measurable cost savings, helping to offset currency headwinds and improve profitability  Enterprise manufacturing system introduced in 60% of our global plants (net $25 million benefit in FY15)  Centralized indirect procurement to drive standardization and leverage scale ($50 million benefit in FY15) 2015 full year outlook  Diluted EPS from continuing operations: $3.30 - $3.45* *Excludes transaction / integration costs and non-recurring items 2015 third quarter outlook  Diluted EPS from continuing operations: $0.90 - $0.92*

Johnson Controls, Inc. — 12 1/6 2/6 4/6 5/6 1/4 3/4 1/2 GWS Reported as a Discontinued Operation* FY 2014 Q1 Q2 Q3 Q4 FY14 Previously Adjusted - Continuing Ops 0.66$ 0.64$ 0.84$ 1.04$ 3.18$ GWS - Discontinued Ops (0.03) (0.03) (0.05) (0.07) (0.18) Adjusted - Continuing Ops 0.63$ 0.61$ 0.79$ 0.97$ 3.00$ Actuals FY 2015 Q1 Q2 Q3 FY15 Previously Adjusted - Continuing Ops 0.79$ 0.77$ GWS - Discontinued Ops (0.05) (0.04) Adjusted - Continuing Ops 0.74$ 0.73$ $0.90 - 0.92 $3.30 - 3.45 Year over Year Growth Percentage 17% 20% 14 - 16% 10 - 15% * Excludes transaction / integration costs and other non-recurring items FY15 Revised Guidance Earnings per share

Johnson Controls, Inc. — 13 1/6 2/6 4/6 5/6 1/4 3/4 1/2 APPENDIX

Johnson Controls, Inc. — 14 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Appendix Discontinued Ops Reconciliation* *Excludes transaction / integration costs and other non-recurring items Sales FY15 Q1 Q2 Q3 Q4 Full Year Q1 Previously Reported Sales - Continuing Ops 10,574$ 10,463$ 10,812$ 10,979$ 42,828$ 10,666$ GWS - Discontinued Ops 1,077 996 979 1,027 4,079 1,042 Adjusted Sales - Continuing Ops 9,497$ 9,467$ 9,833$ 9,952$ 38,749$ 9,624$ Segment Income FY15 Q1 Q2 Q3 Q4 Full Year Q1 Previously Reported Segment Income - Continuing Ops 650$ 629$ 794$ 983$ 3,056$ 768$ GWS - Discontinued Ops 29 36 49 72 186 49 Adjusted Segment Income - Continuing Ops 621$ 593$ 745$ 911$ 2,870$ 719$ FY14 FY14

Johnson Controls, Inc. — 15 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Appendix Continuing Ops & Discontinued Ops Reconciliation of Transaction / Integration Costs and Non-recurring Items * May not sum due to rounding ** FY14 Q3 - $0.04 loss on business divestiture; FY14 Q4 - $0.05 foreign earnings repatriation provision & $0.04 mark-to-market pension charge; FY15 Q1: $0.01 transaction / integration costs FY15* Q1 Q2 Q3 Q4 Total* Q1 As Reported - Continuing Ops 0.66$ 0.64$ 0.35$ 0.46$ 2.12$ 0.76$ Adjustments: Pension settlement loss 0.01 0.01 Mark-to-market pension charge 0.27 0.27 Transaction / integration costs 0.02 0.02 0.05 0.02 Loss on business divestitures 0.20 0.20 Restructuring and impairment costs 0.22 0.20 0.42 Tax valuation / other items (0.03) (0.03) GWS - Non-recurring items 0.04 0.09 0.13 0.01 Adjusted 0.66$ 0.64$ 0.84$ 1.04$ 3.18$ 0.79$ GWS - Operations 0.03 0.03 0.05 0.07 0.18 0.05 Adjusted - Continuing Ops 0.63$ 0.61$ 0.79$ 0.97$ 3.00$ 0.74$ Discontinued Operations: Electronics (As Reported) 0.03$ (0.26)$ (0.09)$ -$ (0.32)$ -$ GWS - Operations (New) 0.03 0.03 0.05 0.07 0.18 0.05 GWS - Non-recurring items (New)** (0.04) (0.09) (0.13) (0.01) Total 0.05$ (0.22)$ (0.08)$ (0.03)$ (0.28)$ 0.04$ FY14*